UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2025

GAN Limited

(Exact name of registrant as specified in charter)

Bermuda	001-39274	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10845 Griffith Peak Drive, Suite 200

Las Vegas, Nevada 89135

(Address of principal executive offices and zip code)

(833) 565-0550

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.01 par value	GAN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 8, 2023, GAN Limited, a Bermuda exempted company limited by shares (the “Company”), entered into an Agreement and Plan of Merger (as amended, the “Merger Agreement”) with SEGA SAMMY CREATION INC., a Japanese corporation (“Parent”), and Arc Bermuda Limited, a Bermuda exempted company limited by shares and a wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which, subject to the satisfaction or waiver of the conditions set forth therein, Merger Sub will be merged with and into the Company, with the Company surviving the merger as a wholly-owned subsidiary of Parent (the “Merger”). Parent and Merger Sub are affiliates of SEGA SAMMY HOLDINGS, INC. Capitalized terms used herein but not otherwise defined have the meaning set forth in the Merger Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets

On the May 27, 2025 (the “Closing Date”), pursuant to and in accordance with the Merger Agreement, Merger Sub merged with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Parent.

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, on the Closing Date, and as a result of the Merger (and without any action on the part of Parent, Merger Sub, the Company or any holder thereof):

●	each of the Company’s ordinary shares issued immediately prior to the effective time of the Merger (other than shares held by Parent or Merger Sub, by the Company as a treasury share or by any person who properly asserts dissenters’ rights under Bermuda law) was converted into the right to receive an amount in cash equal to $1.97 per share, without interest and subject to any applicable tax withholding (the “Merger Consideration”);

●	each of the Company’s outstanding restricted shares (whether vested or unvested) at the effective time of the Merger became vested in full and was converted into the right to receive the Merger Consideration;

●	each of the Company’s outstanding restricted share units (whether vested or unvested) at the effective time of the Merger became vested in full and were automatically cancelled in exchange for the right to receive a single lump sum cash payment, without interest and subject to any applicable tax withholding, equal to the product of (a) the Merger Consideration and (b) the number of Company ordinary shares subject to such restricted share unit; and

●	each of the Company’s outstanding options to acquire Company ordinary shares (whether vested or unvested) at the effective time of the Merger became vested in full and were automatically cancelled in exchange for the right to receive a single lump sum cash payment, without interest and subject to any applicable tax withholding, equal to the product of (a) the excess, if any, of the Merger Consideration over the exercise price per share of the option and (b) the number of Company ordinary shares issuable upon the exercise in full of such option.

The description of the Offer and the Merger does not purport to be complete and is qualified in its entirety by reference to (i) the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on November 8, 2023, (ii) the Amendment to the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 15, 2023 and (iii) the Second Amendment to the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on February 7, 2025 (each, respectively, is incorporated herein by reference). The information set forth in the Introductory Note of this Current Report on Form 8-K is also incorporated herein by reference.

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Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the transaction described in Item 2.01 of this Current Report on Form 8-K, which is incorporated by reference herein, GAN notified The Nasdaq Global Select Market (“Nasdaq”) of the consummation of the Merger and requested that Nasdaq (i) halt trading in the Shares, (ii) suspend trading of and delist the Shares and (iii) file with the SEC a notification of removal from listing and/or registration on Form 25 to effect the delisting of all Shares from Nasdaq and the deregistration of such Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The trading of the Shares was halted following after-hours trading on the evening of May 23, 2025, and Nasdaq will file the Form 25 with the SEC on May 27, 2025. In addition, GAN intends to file a certification and notice of termination of registration on Form 15 with the SEC requesting the termination of registration of the Shares under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the Shares.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01, Item 3.01 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introductory Note, Item 2.01, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the Merger, at the Effective Time, a change in control of the Company occurred, and the Company became a wholly-owned subsidiary of Parent.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, at the Effective Time, each of the directors of the Company (Seamus McGill, Susan Bracey, David Goldberg, Eric Green and David Ross) resigned as directors of the Company. These resignations were in connection with the Merger and not as a result of any disagreements between the Company and the resigning individuals or any matters related to the Company’s operations, policies or practices.

As of the Effective Time, in accordance with the Merger Agreement, Naoki Kameda became the sole director of the Company.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the memorandum of association and bye-laws of Merger Sub became the memorandum of association and bye-laws of the Company. Copies of Merger Sub’s memorandum of association and bye-laws are attached as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

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Item 7.01. Regulation FD Disclosure.

On May 27, 2025, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1

Agreement and Plan of Merger dated November 7, 2023 among SEGA SAMMY CREATION INC., Arc Bermuda Limited and the Company (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by GAN with the SEC on November 8, 2023).

2.2	Amendment to Agreement and Plan of Merger dated December 15, 2023 among SEGA SAMMY CREATION INC., Arc Bermuda Limited and the Company (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by GAN with the SEC on December 15, 2023).

2.3

Second Amendment to Agreement and Plan of Merger dated February 7, 2025 among SEGA SAMMY CREATION, INC., Arc Bermuda Limited and the Company (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by GAN with the SEC on February 7, 2025).

3.1	Amended and Restated Memorandum of Association of GAN Limited.

3.2	Amended and Restated Bye-Laws of Gan Limited.

99.1	Press Release issued by GAN Limited, dated May 27, 2025.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAN Limited

By:	/s/ Seamus McGill
Name:	Seamus McGill
Title:	Chief Executive Officer

Date: May 27, 2025

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